                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-NOV-97

DEAL REFERENCE                                                     93-2A              93-2B                93-2C
                                                              ---------------    ---------------      ----------------
BEGINNING SECURITY BALANCE                                    $ 61,197,936.58    $ 52,485,296.00      $ 122,775,870.28
  Loans Repurchased                                                       -                  -                     -
  Scheduled Principal Distribution                                  66,599.48          53,262.66            144,698.05
  Additional Principal Distribution                                 17,678.07           2,436.39            117,359.01
  Liquidations Distribution                                        342,639.70         702,866.32          1,446,305.99
  Accelerated Prepayments                                                 -                  -                     -
  Adjustments (Cash)                                                      -                  -                     -
  Losses/Foreclosures                                                     -                  -                     -
  Special Hazard Account                                                  -                  -                     -
                                                              ---------------    ---------------      ----------------
                                    Ending Security Balance   $ 60,771,019.33    $ 51,726,730.63      $ 121,067,507.23
                                                              ===============    ===============      ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                       $    384,268.79    $    339,550.89      $     751,347.39
Compensating Interest                                                1,013.56                -                2,365.20

  Trustee Fee (Tx. Com. Bk.)                                           688.48             656.09              1,534.70
  Pool Insurance Premium (PMI Mtg. Ins.)                                  -                  -                     -
  Pool Insurance (GE Mort. Ins.)                                    14,809.90          15,063.30                   -
  Pool Insurance (United Guaranty Ins.)                                   -                  -                     -
  Backup for Pool Insurance (Fin. Sec. Assur.)                            -                  -                     -
  Special Hazard Insurance (Comm. and Ind.)                          2,906.90           1,570.25                   -
  Bond Manager Fee (Capstead)                                          968.97             874.76              1,534.70
  Excess Compensating Interest (Capstead)                                 -             2,811.49                   -
  Administrative Fee (Capstead)                                      1,657.47              (3.63)             5,115.68
  Administrative Fee (Other)                                              -                  -                     -
  Excess-Fees                                                             -                  -                     -
  Special Hazard Insurance (Aetna Casualty)                               -                  -                     -
  Other                                                                   -               (70.46)                  -
                                                              ---------------    ---------------      ----------------
                                                 Total Fees         21,031.72          20,901.80              8,185.08
                                                              ---------------    ---------------      ----------------
 Servicing Fee                                                      20,569.71          16,331.54             32,458.37
 Interest on Accelerated Prepayments                                      -                  -                     -
                                                              ---------------    ---------------      ----------------
                                Total Interest Distribution   $    426,883.78    $    376,784.23      $     794,356.04
                                                              ===============    ===============      ================
LOAN COUNT                                                                226                183                   442
WEIGHTED AVERAGE PASS-THROUGH RATE                                  7.5548106           7.847613            7.36671714



DEAL REFERENCE                                                    93-2D               93-2E.A               93-2E.B
                                                             ---------------      ---------------      ----------------
BEGINNING SECURITY BALANCE                                   $ 82,229,955.38      $ 54,972,973.95      $ 140,899,723.27
  Loans Repurchased                                                      -                    -                     -
  Scheduled Principal Distribution                                474,811.44           306,486.97            158,451.37
  Additional Principal Distribution                               199,769.97            38,968.79             48,480.98
  Liquidations Distribution                                     1,282,221.54           943,599.55            510,697.23
  Accelerated Prepayments                                                -                    -                     -
  Adjustments (Cash)                                                     -                    -                     -
  Losses/Foreclosures                                                    -                    -                     -
  Special Hazard Account                                                 -                    -                     -
                                                             ---------------      ----------------     ----------------
                                    Ending Security Balance  $ 80,273,152.43      $  53,683,918.64     $ 140,182,093.69
                                                             ===============      ================     ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                      $    468,262.29      $     306,572.86     $     836,329.40
Compensating Interest                                                 685.81                486.20               311.00

  Trustee Fee (Tx. Com. Bk.)                                        1,027.87                595.54             1,526.41
  Pool Insurance Premium (PMI Mtg. Ins.)                                 -               12,094.05            30,997.94
  Pool Insurance (GE Mort. Ins.)                                   13,239.02                   -                    -
  Pool Insurance (United Guaranty Ins.)                                  -                     -                    -
  Backup for Pool Insurance (Fin. Sec. Assur.)                           -                     -                    -
  Special Hazard Insurance (Comm. and Ind.)                              -                     -                    -
  Bond Manager Fee (Capstead)                                       1,199.19                687.16             1,761.25
  Excess Compensating Interest (Capstead)                                -                     -                    -
  Administrative Fee (Capstead)                                     2,569.72              1,947.04             4,990.34
  Administrative Fee (Other)                                             -                     -                    -
  Excess-Fees                                                            -                     -                    -
  Special Hazard Insurance (Aetna Casualty)                              -                     -                    -
  Other                                                                  -                     -                    -
                                                             ---------------       ---------------     -----------------
                                                 Total Fees        18,035.80             15,323.79             39,275.94
                                                             ---------------       ---------------     -----------------
 Servicing Fee                                                     23,366.16             15,655.67             37,292.16
 Interest on Accelerated Prepayments                                     -                     -                     -
                                                             ---------------       ---------------     -----------------
                                Total Interest Distribution  $    510,350.06       $    338,038.52     $      913,208.50
                                                             ===============       ===============     =================
LOAN COUNT                                                               336                   222                   477
WEIGHTED AVERAGE PASS-THROUGH RATE                               6.843463765           6.702764022           7.125411297

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-NOV-97

                                                                    EXHIBIT 28.1


DEAL REFERENCE                                             93-2F            93-2G             93-2H.1        93-2H.2
                                                      ---------------  ---------------  ---------------  ---------------
BEGINNING SECURITY BALANCE                             $65,487,806.00  $177,389,648.84  $ 57,201,176.39  $ 32,278,749.00
  Loans Repurchased                                               -                -                -                -
  Scheduled Principal Distribution                          69,070.81       215,376.48        56,369.39        30,527.63
  Additional Principal Distribution                          6,274.83        70,095.61        68,284.91         3,015.71
  Liquidations Distribution                              1,491,506.58     2,262,319.33     1,061,857.12     1,281,702.24
  Accelerated Prepayments                                         -                -                -                -
  Adjustments (Cash)                                              -                -                -                -
  Losses/Foreclosures                                             -                -                -                -
  Special Hazard Account                                          -                -                -                -
                                                       --------------  ---------------  ---------------  ---------------
                             Ending Security Balance   $63,920,953.78  $174,841,857.42  $ 56,014,664.97  $ 30,963,503.42
                                                       ==============  ===============  ===============  ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $   410,126.69  $  1,061,180.49  $    362,394.81  $    205,989.81
Compensating Interest                                             -           2,214.89              -                -

  Trustee Fee (Tx. Com. Bk.)                                   818.63         1,995.63           715.02           403.41
  Pool Insurance Premium (PMI Mtg. Ins.)                    18,794.96              -                -                -
  Pool Insurance (GE Mort. Ins.)                                  -                -          16,815.15         9,264.06
  Pool Insurance (United Guaranty Ins.)                           -                -                -                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                    -                -                -                -
  Special Hazard Insurance (Comm. and Ind.)                  1,959.10              -                -                -
  Bond Manager Fee (Capstead)                                1,091.46         2,217.37              -           1,491.33
  Excess Compensating Interest (Capstead)                    2,929.16              -           1,322.55         3,853.10
  Administrative Fee (Capstead)                                  0.44         7,391.37         2,383.42           268.62
  Administrative Fee (Other)                                      -                -                -                -
  Excess-Fees                                                     -                -                -                -
  Special Hazard Insurance (Aetna Casualty)                       -                -           1,482.47           965.69
  Other                                                          0.02              -                -               0.02
                                                       --------------  ---------------  ---------------  ---------------
                                          Total Fees        25,593.77        11,604.37        22,720.61        16,246.23
                                                       --------------  ---------------  ---------------  ---------------
 Servicing Fee                                              20,848.47        44,777.56        17,875.41        10,763.86
 Interest on Accelerated Prepayments                              -                 -               -                -
                                                       --------------  ---------------  ---------------  ---------------
                       Total Interest Distribution     $   456,568.93  $  1,119,777.31  $    402,990.83  $    232,999.90
                                                       ==============  ===============  ===============  ===============
LOAN COUNT                                                        228              634              204              105
WEIGHTED AVERAGE PASS-THROUGH RATE                           7.588841      7.193624117      7.602531966          7.11918



DEAL REFERENCE                                              93-2I             93-2I.1
                                                       ----------------  ---------------
BEGINNING SECURITY BALANCE                             $  43,705,004.88  $ 40,615,762.90
  Loans Repurchased                                                 -                -
  Scheduled Principal Distribution                            44,986.79        37,567.36
  Additional Principal Distribution                            3,203.80        62,235.86
  Liquidations Distribution                                2,223,800.94       749,536.35
  Accelerated Prepayments                                                            -
  Adjustments (Cash)                                              10.91              -
  Losses/Foreclosures                                        702,116.71              -
  Special Hazard Account                                            -                -
                                                       ----------------  ---------------
                             Ending Security Balance   $  40,730,885.73  $ 39,766,423.33
                                                       ================  ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $     285,016.11  $    264,677.78
Compensating Interest                                               -                -

  Trustee Fee (Tx. Com. Bk.)                                     546.33           507.69
  Pool Insurance Premium (PMI Mtg. Ins.)                            -                -
  Pool Insurance (GE Mort. Ins.)                              12,426.82        11,941.03
  Pool Insurance (United Guaranty Ins.)                             -                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                      -                -
  Special Hazard Insurance (Comm. and Ind.)                         -                -
  Bond Manager Fee (Capstead)                                  2,123.89              -
  Excess Compensating Interest (Capstead)                           -           1,508.96
  Administrative Fee (Capstead)                                  287.34         1,692.25
  Administrative Fee (Other)                                        -                -
  Excess-Fees                                                    (80.58)             -
  Special Hazard Insurance (Aetna Casualty)                    1,307.54         1,052.63
  Other                                                             -                -
                                                          -------------   --------------
                                          Total Fees          16,611.34        16,702.56
                                                          -------------   --------------
 Servicing Fee                                                13,657.82        12,692.37
 Interest on Accelerated Prepayments                                -                -
                                                          -------------   --------------
                         Total Interest Distribution      $  315,285.27   $   294,072.71
                                                          =============   ==============
LOAN COUNT                                                          161              162
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.875519      7.819952485

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 30-NOV-97
                                                                    EXHIBIT 28.1

DEAL REFERENCE                                                93-2I.2          1995-A           1996-A           1996-B
                                                          ---------------  ---------------  ---------------  ---------------
BEGINNING SECURITY BALANCE                                 $43,112,450.67   $84,964,329.97   $64,921,205.23  $144,944,990.37
  Loans Repurchased                                                   -                -                -                -
  Scheduled Principal Distribution                              38,904.03        72,028.86        63,406.74       135,280.97
  Additional Principal Distribution                              1,702.29        64,920.33        13,817.04        27,959.50
  Liquidations Distribution                                  1,195,938.49     2,875,892.92     1,160,543.84     5,372,294.81
  Accelerated Prepayments                                             -                -                -                -
  Adjustments (Cash)                                                  -                -                -                -
  Losses/Foreclosures                                                 -                -                -                -
  Special Hazard Account                                              -                -                -                -
                                                           --------------   --------------   --------------  ---------------
                                Ending Security Balance    $41,875,905.86   $81,951,487.86   $63,683,437.61  $139,409,455.09
                                                           ==============   ==============   ==============  ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                    $   281,522.49   $   543,956.44   $   412,805.18  $    918,969.80
Compensating Interest                                                 -                -                -                -

  Trustee Fee (Tx. Com. Bk.)                                       538.91           708.03           811.51         1,811.81
  Pool Insurance Premium (PMI Mtg. Ins.)                        12,441.53              -                -          39,171.38
  Pool Insurance (GE Mort. Ins.)                                      -          31,861.62        18,697.31              -
  Pool Insurance (United Guaranty Ins.)                               -                -                -                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                   2,093.87              -                -           3,514.86
  Special Hazard Insurance (Comm. and Ind.)                           -                -                -                -
  Bond Manager Fee (Capstead)                                         -                -                -                -
  Excess Compensating Interest (Capstead)                        1,486.40         5,956.73           773.55         8,734.01
  Administrative Fee (Capstead)                                  1,796.32         2,282.56         2,705.08         6,039.40
  Administrative Fee (Other)                                          -                -                -                -
  Excess-Fees                                                         -                -                -                -
  Special Hazard Insurance (Aetna Casualty)                      1,289.78         1,947.10         1,487.78         4,191.32
  Other                                                               -                -                -                -
                                                           --------------   --------------   --------------  ---------------
                                             Total Fees         19,646.81        42,756.04        24,475.23        63,462.78
                                                           --------------   --------------   --------------  ---------------
 Servicing Fee                                                  13,472.68        26,551.50        18,122.15        42,360.86
 Interest on Accelerated Prepayments                                  -                -                -                -
                                                           --------------   --------------   --------------  ---------------
                            Total Interest Distribution    $   314,641.98   $   613,263.98   $   455,402.56  $  1,024,793.44
                                                           ==============   ==============   ==============  ===============
LOAN COUNT                                                            172              372              229              484
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.83594954      7.682609022      7.630268327      7.608153667


DEAL REFERENCE                                                1996-C.1         1996-C.2
                                                           ---------------  ---------------
BEGINNING SECURITY BALANCE                                  $32,999,671.80   $55,408,614.15
  Loans Repurchased                                                    -                -
  Scheduled Principal Distribution                               27,507.61        48,416.27
  Additional Principal Distribution                               4,826.75        14,313.16
  Liquidations Distribution                                   1,572,217.77     3,185,279.53
  Accelerated Prepayments                                              -                -
  Adjustments (Cash)                                                   -                -
  Losses/Foreclosures                                                  -                -
  Special Hazard Account                                               -                -
                                                            --------------   --------------
                                Ending Security Balance     $31,395,119.67   $52,160,605.19
                                                            ==============   ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                     $   212,053.93   $   367,748.14
Compensating Interest                                                  -             609.04

  Trustee Fee (Tx. Com. Bk.)                                        412.50           461.74
  Pool Insurance Premium (PMI Mtg. Ins.)                               -                -
  Pool Insurance (GE Mort. Ins.)                                  9,503.91              -
  Pool Insurance (United Guaranty Ins.)                                -                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                         -                -
  Special Hazard Insurance (Comm. and Ind.)                            -                -
  Bond Manager Fee (Capstead)                                          -                -
  Excess Compensating Interest (Capstead)                         4,553.99              -
  Administrative Fee (Capstead)                                   1,650.00           955.38
  Administrative Fee (Other)                                           -           1,154.33
  Excess-Fees                                                          -                -
  Special Hazard Insurance (Aetna Casualty)                         756.24              -
  Other                                                                -                -
                                                            --------------   --------------
                                             Total Fees          16,876.64         2,571.45
                                                            --------------   --------------
 Servicing Fee                                                   10,312.44        13,143.14
 Interest on Accelerated Prepayments                                   -                -
                                                            --------------   --------------
                            Total Interest Distribution     $   239,243.01   $   384,071.77
                                                            ==============   ==============
LOAN COUNT                                                             131              230
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.711128691      7.977615444

                                                                    EXHIBIT 28.1
CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-NOV-97


DEAL REFERENCE                                                              1996-C.3
                                                                         --------------
BEGINNING SECURITY BALANCE                                               $53,345,331.71
  Loans Repurchased                                                                 -
  Scheduled Principal Distribution                                            42,671.12
  Additional Principal Distribution                                           68,544.84
  Liquidations Distribution                                                2,623,387.72
  Accelerated Prepayments                                                           -
  Adjustments (Cash)                                                                -
  Losses/Foreclosures                                                               -
  Special Hazard Account                                                            -
                                                                         --------------
                                              Ending Security Balance    $50,610,728.03
                                                                         ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                                  $   330,552.79
Compensating Interest                                                               -

  Trustee Fee (Tx. Com. Bk.)                                                     444.54
  Pool Insurance Premium (PMI Mtg. Ins.)                                            -
  Pool Insurance (GE Mort. Ins.)                                                    -
  Pool Insurance (United Guaranty Ins.)                                       19,871.13
  Backup for Pool Insurance (Fin. Sec. Assur.)                                      -
  Special Hazard Insurance (Comm. and Ind.)                                         -
  Bond Manager Fee (Capstead)                                                 12,819.47
  Excess Compensating Interest (Capstead)                                      5,890.56
  Administrative Fee (Capstead)                                                2,123.37
  Administrative Fee (Other)                                                        -
  Excess-Fees                                                                       -
  Special Hazard Insurance (Aetna Casualty)                                    1,542.57
  Other                                                                             -
                                                                         --------------
 Total Fees                                                                   42,691.64
                                                                         --------------
 Servicing Fee                                                                16,670.37
 Interest on Accelerated Prepayments                                                -
                                                                         --------------
                                           Total Interest Distribution   $   389,914.80
                                                                         ==============
LOAN COUNT                                                                          223
WEIGHTED AVERAGE PASS-THROUGH RATE                                             7.724138